UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2024

Harbor Custom Development, Inc.

(Exact name of registrant as specified in its charter)

Washington	001-39266	46-4827436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Pacific Avenue, Suite 1200

Tacoma, WA 98402

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (253) 649-0636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*The Nasdaq Stock Market LLC filed a Form 25-NSE on February 15, 2024 to deregister the Company’s securities under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on December 27, 2023 (the “December 27, 2023 Report”), due to the Bankruptcy Petition (defined below), other pending matters, and in accordance with Listing Rules 5101, 5110(b) and IM-5101-1, The Nasdaq Stock Market LLC (“Nasdaq”) suspended trading of the Company’s securities on December 21, 2023.

On December 21, 2023, the Company’s securities began trading over the counter on the OTC Markets’ Pink Current Information under the symbols “HCDIQ,” “HCDPQ,” “HCDWQ,” and “HCDZQ.”

On February 15, 2024, Nasdaq filed a Form 25-NSE with the Commission which will remove all of the Company’s securities from listing and registration on Nasdaq.

Item 8.01. Other Events

Also as previously disclosed in the December 27, 2023 Report, the Company filed a voluntary petition (the “Bankruptcy Petition”) for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Western District of Washington (such court, the “Bankruptcy Court” and such case, the “Chapter 11 Case”) on December 11, 2023. The Chapter 11 Case is being jointly administered under the caption In re Harbor Custom Development, Inc., et al., Case No. 23-42180-MJH.

On February 16, 2024, the Company issued a press release announcing its intention to file a Chapter 11 plan (the “Chapter 11 Plan”) to the Bankruptcy Court approximately in late February proposing the orderly wind down of the Company’s operations and the voluntary liquidation of all of its remaining assets, rather than a restructuring of its business. The proposed Chapter 11 Plan is subject to the approval of the Bankruptcy Court.

Further, the Company disclosed that they retained Keen-Summit Capital Partners LLC (“Keen”), an investment banking firm, to manage the sale of the Company’s multi-family real estate portfolio. The portfolio includes the Belfair View Apartments in Belfair, Washington; the Bridgeview Trail Apartments in Port Orchard, Washington; the Meadowscape Apartments in Olympia, Washington; and the Pacific Ridge Apartments in Tacoma, Washington. Any sale by Keen is subject to approval by the Bankruptcy Court.

The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein.

Additional Information on the Chapter 11 Cases

Court filings and information about the Case, including the Order, can be found at https://cases.creditorinfo.com/hcdi. The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated herein.

Item 9.01 - Financial Statements and Exhibit

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release of Harbor Custom Development dated February 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harbor Custom Development, Inc.

Date: February 20, 2024	By:	/s/ Jeff Habersetzer
Jeff Habersetzer
Interim Chief Executive Officer and Interim President